UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2016

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-12983 (Commission File Number)	06-1398235 (IRS Employer Identification No.)

4 Tesseneer Drive Highland Heights, Kentucky 41076-9753 (Address of principal executive offices, including zip code)

(859) 572-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On November 2, 2016, General Cable Corporation issued a press release announcing its financial results for the third quarter of 2016. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
General Cable makes reference to non-GAAP financial measures in the press release. Reconciliations of non-GAAP financial measures contained in the press release to the comparable GAAP financial measures are contained in the press release or in General Cable’s Third Quarter 2016 Investor Presentation available on General Cable’s website. Attached as Exhibit 99.2 and incorporated herein by reference are certain slides which are included in General Cable’s Third Quarter 2016 Investor Presentation and which contain such reconciliation information.
The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Chief Financial Officer
On November 2, 2016, General Cable Corporation (the “Company”) announced that Matti Masanovich has been appointed to serve as the Company’s Senior Vice President and Chief Financial Officer, effective as of November 11, 2016 (the “Effective Date”). Robert C. Kreidler, who was appointed Chief Financial Officer on an interim basis, effective as of August 12, 2016, will no longer serve in the capacity of interim Chief Financial Officer as of the Effective Date.
Mr. Masanovich, age 44, most recently served as Vice President, Finance and Corporate Controller of International Automotive Components Group North America, LLC , a privately held global automotive interior, exterior and systems components supplier. From 2011 to 2016, Mr. Masanovich was employed by Delphi Automotive PLC (“Delphi”), a publicly held global vehicle components manufacturer and provider of electrical and electronic, powertrain and safety technology solutions to the global automotive and commercial vehicle markets. He served as Delphi’s Vice President, Finance, Packard Electrical and Electronic Architecture Division from 2013 to 2016 and as Delphi’s Vice President and Chief Audit Executive from 2011 to 2013. From 2010 to 2011, Mr. Masanovich was Senior Vice President, Controller and Chief Accounting Officer at Pro-Build Holdings, Inc., a privately held supplier of lumber and building materials to professional builders and contractors in the United States. Prior to 2010, Mr. Masanovich served in various executive accounting positions with both public and private companies. Mr. Masanovich began his career in public accounting at Coopers & Lybrand (from 1994 to 1997) and PricewaterhouseCoopers LLP (from 1997 to 2001).
Compensation of the New Chief Financial Officer
In connection with Mr. Masanovich’s appointment as Senior Vice President and Chief Financial Officer, the Company entered into an offer letter (the “Offer Letter”) with Mr. Masanovich. The Offer Letter provides that Mr. Masanovich’s employment will be on an at-will basis and provides Mr. Masanovich an initial base salary of $475,000, which will be reviewed annually by the Compensation Committee. In addition, the Offer Letter provides that Mr. Masanovich will:

•
participate in the Company’s Annual Incentive Plan with an annual bonus target opportunity of 70% of base salary up to a maximum payout equal to 200% of target, subject to the achievement of performance goals established by the Compensation Committee;

•	participate in the General Cable Corporation Stock Incentive Plan (“Equity Plan”) with an annual long-term incentive compensation target of 225% of base salary, commencing in 2017;

•	receive the following initial equity grants under the Equity Plan on the Effective Date:
◦restricted stock units with a target value equal to $139,063
◦performance stock units with a target value of $89,063;

•	participate in the Company’s employee benefit plans and be eligible for three weeks of paid vacation annually;

•
receive a sign-on cash award of $50,000, which award would be subject to recoupment by the Company, on a pro-rata basis, should Mr. Masanovich not remain employed for at least three years following the Effective Date;

•
receive relocation benefits under the Company’s executive relocation policy, tax assistance consistent with Company practice for certain relocation expenses, and temporary housing for up to nine months; and

•	participate in the General Cable Corporation 2014 Executive Officer Severance Benefit Plan.
Mr. Masanovich will be subject to the restrictions in the Company’s Non-Solicitation and Non-Disclosure Agreement applicable to all of the Company’s new employees.
The above summary of Mr. Masanovich’s Offer Letter is qualified in its entirety by reference to the complete text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
On November 2, 2016, the Company issued a press release announcing the appointment of Mr. Masanovich as Senior Vice President and Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Offer letter, dated October 12, 2016, by and between the Company and Matti Masanovich
99.1	Press Release dated November 2, 2016
99.2	Certain slides contained in General Cable’s Third Quarter 2016 Investor Presentation
99.3	Press Release dated November 2, 2016 related to Matti Masanovich’s appointment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

November 2, 2016	By:	/s/ EMERSON C. MOSER
Emerson C. Moser
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer letter, dated October 12, 2016, by and between the Company and Matti Masanovich
99.1	Press Release dated November 2, 2016
99.2	Certain slides contained in General Cable’s Third Quarter 2016 Investor Presentation
99.3	Press Release dated November 2, 2016 related to Matti Masanovich’s appointment